UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 24, 2011 (May 4, 2011)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 23, 2011, Overstock.com, Inc. (the “Company”) determined it had incorrectly reported the results from its 2011 Annual Meeting of Stockholders for the non-binding vote on how frequently the non-binding vote on executive compensation would be held (Proposal No. 4) in the Form 8-K it filed on May 5, 2011. The outcome of the voting did not change, and the corrected results are provided below.

Proposal No. 4. Vote, on an advisory basis, on the frequency of the advisory vote on executive compensation (as reported in the May 5, 2011 Form 8-K):

3 Years	2 Years	1 Year	Abstain	Non Votes
18,184,794	54,388	12,058	13,717	2,567,583

Proposal No. 4. Vote, on an advisory basis, on the frequency of the advisory vote on executive compensation (corrected):

3 Years	2 Years	1 Year	Abstain	Non Votes
16,068,604	38,881	2,130,038	13,717	2,567,583

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut
Stephen J. Chesnut
Senior Vice President, Finance and Risk Management
Date: May 24, 2011